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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2003

THE GENLYTE GROUP INCORPORATED (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)

0-16960	22-2584333
(Commission File Number)	(IRS Employer Identification No.)

10350 Ormsby Park Place, Suite 601, Louisville, KY 40223 (Address of principal executive offices) (Zip Code)
(502) 420-9500 (Registrant's telephone number, including area code)

ITEM 5.    Other Events.

        On January 6, 2003, management of The Genlyte Group Incorporated sent a notice to the directors and officers of Genlyte Thomas Group LLC, and its executive committee of management ("Execom"), and to the directors and officers of The Genlyte Group Incorporated. This notice informed them that between the dates of January 28, 2003 and February 6, 2003, inclusive, there shall be a blackout with respect to trading of the common stock of The Genlyte Group Incorporated. A copy of this notice is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.    Financial Statements and Exhibits.

(c)
Exhibits:
99.1	Notice to the Directors and Officers of Genlyte Thomas Group LLC, and its Execom, and to the Directors and Officers of The Genlyte Group Incorporated

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, The Genlyte Group Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GENLYTE GROUP INCORPORATED
By:	/s/ WILLIAM G. FERKO Name: William G. Ferko Title: Vice President, Chief Financial Officer & Treasurer

Date: January 6, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Notice to the Directors and Officers of Genlyte Thomas Group LLC, and its Execom, and to the Directors and Officers of The Genlyte Group Incorporated

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  ITEM 5. Other Events.
  ITEM 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX